UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported)   May 19, 2008

 IELEMENT CORPORATION
_______________________________________________
(Exact name of registrant as specified in its charter)

NEVADA	000-29331	76-0270295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 279, Lyndeborough, New Hampshire,             03082
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (603) 654-2488

 17194 Preston Road, Suite 102, PMB 341, Dallas, TX  75248
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

The following sets forth certain sales of unregistered securities since the Company's last periodic report.

On May 19, 2008 the Company issued a total of 750,000 shares of its common stock to Susan Pursel, the Company’s Chief Executive Officer, as a bonus for services rendered.  The shares were valued at $.01 per share or $7,500 total value.  The shares were issued in reliance on Section 4(2) of the Securities Act of 1933.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2008	IELEMENT CORPORATION By: /s/ Susan Pursel Name: Susan Pursel Title: Chief Executive Officer